                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.1

AWARD/CONTRACT                          1. THIS CONTRACT IS A RATED ORDER           RATING DOA 6        PAGE 1 OF 29
                                        UNDER DPAS (15 CFR 700)
-----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT). NO.    3. EFFECTIVE DATE                    4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
DAAA09-03-C-0029                        29 APR 2003                                                    SEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                            CODE WS2P1J   6. ADMINISTERED BY (IF OTHER THAN ITEM 5)         CODE S0101A
HO JHC                                                  DCHA BIRMINGHAM
AHSOS-CCM-F                                             BURGER PHILLIPS CENTER
CARL MCDONALD (300) 782-3916                            1910 THIRD AVE NORTH AM 201
HOCX ISLAND IL 61299-6000                               BIRMINGHAM AL 35203-2376

BLDG 150

e-mail address: MCDONALDCROSC.ARMY.MIL                                SCD c PAS NONE                  ADP PT HQ0338
-----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY, COUNTY, STATE, AND ZIP CODE)   8. DELIVERY
VALENTEC SYSTEMS                                                                [X]FOB Origin  [ ] Other(See Below)
2816 YORK AVE                                                                   ----------------------------------------------------
MINDEN LA 71055-0000                                                            9. DISCOUNT FOR PROMPT PAYMENT
                                                                                ----------------------------------------------------
                                                                                10. SUBMIT INVOICES                       ITEM
TYPE BUSINESSS: other Small Business Performing in U.S.                         (4 Copies Unless Otherwise Specified       12
-----------------------------------------------------------------------------
Code 1 PD 90                               Facility Code                       To The Address Shown In:
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                        CODE ______     12. PAYMENT WILL BE MADE BY                        CODE  HQ0338
SEE SCHEDULE                                                DFAS-COLUMBUS CENTER
                                                            DFAS-COSOUTH ENTITLEMENT OPERATIONS
                                                            P.O. BOX 192264
                                                            COLUMBUS, 011 43218-2264
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:   14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C 2304(c) (    )      [ ] 41 U.S.C. 253(c) (    )      ACRN: AA 21  X45280650 65            26EB S1117J W52P1J
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.        15B. SCHEDULE OF SUPPLIES/SERVICES           15C. QUANTITY     15D. UNIT     15E. UNIT PRICE      15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
SEE SCHEDULE          CONTRACT TYPE:                                  KIND OF CONTRACT
                          Firm-Fixed-Price                              Supply Contracts and Priced Orders
------------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. Total Amount Of Contract              5503,689.20
------------------------------------------------------------------------------------------------------------------------------------
                                                        16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------

(X) SECTION         DESCRIPTION                     PAGE(S) (X) SECTION         DESCRIPTION                                PAGE(S)
--- -------         -----------                     ------- --- -------         -----------                                -------
             PART I-THE SCHEDULE                                 PART II CONTRNET CLAUSES
x     A      Solicitation/Contract Form                1     x     I        Contract Clauses                                 23
x     B      Supplies or Services and Prices/Costs     5        PART III LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
x     C      Description/Specs/Work Statement          7     x     J        List of Attachments                              29
x     D      Packaging and Marking                    10        PART IV REPRESENTATIONS AND INSTRUCTIONS
x     E      Inspection and Acceptance                11           K        Representations, Certifications, and
x     F      Deliveries or Performance                17                    Other Statements of Offerors
x     G      Contract Administration Data             19           L        Instrs, Conds, and Notices to Offerors
x     H      Special Contract Requirements            20           M        Evaluation Factors for Award

                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. [ ]CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS            18. [X] AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS
REQUIRED TO SIGN THIS DOCUMENT AND RETURN_____ COPIES TO           DOCUMENT.) YOUR OFFER ON SOLICITATION NUMBER DAAA0902R0151
ISSUING OFFICE.) CONTRACTOR AGREES TO FURNISH AND DELIVER          INCLUDING THE ADDITION OR CHANGES MADE BY YOU WHICH
ALL ITEMS OR PERFORM ALL THE SERVICES SET FORTH OR OTHERWISE       ADDITIONS OR CHANGES ARE SET FORTH IN FULL ABOVE,IS HEREBY
IDENTIFIED ABOVE AND ON ANY CONTINUATION SHEETS FOR THE            ACCEPTED AS TO THE ITEM LISTED ABOVE AND ON ANY CONTINUATION
CONSIDERATION STATED HEREIN. THE RIGHTS AND OBLIGATIONS OF         SHEETS. THIS AWARD CONSUMMATES THE CONTRACT WHICH CONSISTS
THE PARTIES TO THIS CONTRACT SHALL BE SUBJECT TO AND               OF THE FOLLOWING DOCUMENTS: (A) THE GOVERNMENT'S SOLICITATION
GOVERNED BY THE FOLLOWING DOCUMENTS: (A) THIS                      AND YOUR OFFER, AND (B) THIS AWARD/CONTRACT. NO FURTHER
AWARD/CONTRACT,(B) THE SOLICITATION, IF ANY, AND (C) SUCH          CONTRACTUAL DOCUMENT IS NECESSARY.
PROVISIONS, REPRESENTATIONS, CERTIFICATIONS, AND
SPECIFICATIONS, AS ARE ATTACHED OR INCORPORATED BY REFERENCE
HEREIN.(ATTACHMENTS ARE LISTED HEREIN).
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                      20A. NAME OF CONTRACTING OFFICER
                                                                        MARK E. HALDEHAN
S.J. SHOWS VP/GM                                                        HALDEMANH OSC. ARMY. MIL (309) 782-3414
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                      19C. DATE SIGNED      20B. UNITED STATES OF AMERICA         20C. DATE SIGNED
VALENTEC SYSTEMS, INC.

By /s/ S.J. Shows                                   050103          By  /s/ MARK E. HALDEHAN             29 APR 2003
  --------------------------------------                               ----------------------
  (Signature of person authorized to sign)                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                      25-108                       Standard Form 26 (Rev,4-85)
PREVIOUS EDITIONS UNUSABLE                          GPO: 1985 0-478-632                Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE 2 OF 29
CONTINUATION SHEET
                      PIIN/SIIN DAAA09-03-C-0029       MOD/AMD        REPRINT

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS

SECTION A SUPPLEMENTAL INFORMATION

For Local clauses See: http://www.osc.army.mil/[ILLEGIBLE]clauses/index.htm

                REGULATORY CITE                  TITLE                              DATE
                ---------------                  -----                              ----
A-1             52.215-4501             ARSENALS AS SUBCONTRACTORS              JUN/2000
                OSC

A-2             AMC                     AMC-LEVEL PROTEST PROGRAM               OCT/1996
***
                                            (End of clause)

(AH7010)

A-3             52.222.1100             10 U.S.C 4543 PILOT PROGRAM             FEB/2003
                OSC

Congressional language in Section 141 of the 1998 Defence Authorization Act(10 U.S.C 4543 Pilot Program allows "not more than three Army industrial facilities" to sell manufactured articles and services in support of DoD Weapon systems without regard to availability from domestic sources. The three Army industrial facilities in this program are McAlester Army Ammunition Plant. McAlester OR Rock Island Arsenal, Rock Island, IL. and Watervliet Arsenal, Watervliet, NY.

These facilities cannot submit offers as the prime contractor on this solicitation, but in accordance with the above described pilot program can act as a subcontractor to potential prime [ILLEGIBLE] when the statutory requirements (10 U.S.C. 4543) are [ILLEGIBLE].

If you are interested in obtaining information about their capabilities, please contact the following:

McAlester Army Ammunition Plant
Mr. Paul McDaniel,Attn: [ILLEGIBLE]
McAlester, Oklahoma 74501-9002
[ILLEGIBLE]
[ILLEGIBLE]

[ILLEGIBLE] Island Arsenal
Mr. Earl Fox, Attn: [ILLEGIBLE]
Rock Island,:[ILLEGIBLE] [ILLEGIBLE]
[ILLEGIBLE]
siori-co-bditla.army.mil

Watervliet Arsenal
Mr. Michael Flaherty, Attn: SOSWV-ODP
Watervliet,  New York 12169-4050
(518) 266-3918
flaherty-wva.army.mil

                                (End of Clause)

(AS7010)

          A-4  [ILLEGIBLE]      CONTRACTOR PERFORMANCE
                                CERTIFICATION PROGRAM      APR/1997
***

                                (End of clause)

(AS7000)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 3 OF 29
CONTINUATION SHEET
                      PIIN/SIIN DAAA09-03-C-0029       MOD/AMD        REPRINT

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS

A-5             52.252-4500      FULL TEXT CLAUSES              SEP/1997
                OSC

1. The entire body of full text regulatory and command unique clauses and provisions will no longer be included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/ contract. Where text has been removed three astericks are put in its place (***).

2. You can view or obtain a copy of the clauses and provisions on the internet
At: www.osc.army.mil/ac/aais/osc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

3. All full text clauses have a 6 or 7 as the third digit of the clause number (i.e. AS7000).

                                (End of clause)

(AS7001)

This request for Proposal is a 1001 Small Business Set-Aside for the M74 Simulator.

MSN: 1370-00-029-6007

Offerore shall submit proposal on a with First Article Basis.

The Government provides a best value, competitive, firm fixed price contract.

The evaluation factors include: The Manufacturing Plan, Past Performance, Price. Small Business Utilization. Award will be made to the offeror whose Manufacturing Plan. Past Performance, Price and Small Business Utilization provides the best value to the Government. The Manufacturing Plan is significantly more important than Past Performance and Price. Past Performance and Price are of equal value. Small Business Utilization has the least value. The Manufacturing Plan. Past Performance and Small Business Utilization. When combined are significantly more important than Price. The subfactor in each category are in descending order of importance.

In order to evaluate the proposal, the Government will employ the best value approach to evaluate proposals submitted in response to this solicitation. The Government cautions offerors to pay close attention to Section L: "Instructions to Offerors" and to Section M, "Evaluation Factors and Significant Subfactors for Award" in their entirety.

The government is not bound to award to the lowest priced evaluated offer in this best value approach. The offeror's Manufacturing Plan may justify payment of a premium See Section L S HI. For purposes of evaluation,each offeror is to provide the information specified in the applicable provision. Award will be made to the offeror whose proposal is determined to be the best value to the Government based on the cited criteria. Offerors are responsible for including sufficient details to permit a complete and accurate evaluation of their proposal. The Government will not make assumptions as to the offeror's Intent, capabilities, facilities,or experience. Clear identification is the sole responsibility of the offeror. The Government cautions the offerors to ensure that their proposal is complete, including all fill-in the blanks in the solicitation.

Offerors should take note of the provision FAR 52.215-1,"Instructions to Offerors-Competitive Acquisition." The Government intends to award a contract resulting from this solicitation without discussions with the offerors (except for clarification as described in FAR 15.306(A)).Therefore, offeror's initial proposals should contain the best terms from all Lactoru/sub factors. However, the Government reserves the right to conduct discussions if determined necessary by the Procuring Contracting Officer.

The Government directs the offeror's attention to the Critical Characteristics clause (See Section 2).

The Government defines NSP, as seen in Section B, as Not Separately Priced.

In accordance with solicitation clause, "Required Central Contractor Reg. stration,"262.204-7004, failure to register in the Central Contractor Registration database will make an offeror ineligible for award.

The Government provided [ILLEGIBLE] summary for administrative assistance only and is not intended to alter the terms and conditions of the solicitation.

                         *** End of Narrative A001*****

THE PURPOSE OF THIS DOCUMENT IS AS FOLLOWS:

MAKE A BASIC CONTRACT AWARD TO VALENTEC SYSTEMS, INC., FOR THE PRODUCTION OF 17, [ILLEGIBLE] SIMULATOR, AIRBURST PROJECTILE AT A COST OF

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 4 OF 29
CONTINUATION SHEET
                      PIIN/SIIN DAAA09-03-C-0029       MOD/AMD        REPRINT

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS

$29.59 PER UNIT FOR A TOTAL CONTRACT COST OF $503,689,20.

DELETED CLIN 003AA AND RENUMBERED 0002A9 0001AC.

DELIVERIES ARE ON A F.O.B ORIGIN WITH A FIRST ARTICLE BASIS.

EARLY DELIVERIES ARE ACCEPTABLE AND AUTHORIZED AT NO COST TO THE GOVERNMENT.

TERMS AND CONDITIONS FROM EFP DAAA09-02-R-0151 ARE INCORPORATED INTO THIS AWARD.

                         *** END OF NARRATIVE A 003 ***

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 5 OF 29
 CONTINUATION SHEET                                                   REPRINT
                       PIIN/SIIN DAAA09-03-C-0020        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS


ITEM NO                   SUPPLIES/SERVICES                                      QUANTITY   UNIT       UNIT PRICE      AMOUNT
-------     ---------------------------------------------------------------      --------   ----       ----------    -----------
            SECTION B - SUPPLIES OF SERVICES AND PRICES/COSTS

0001        SECURITY CLASS  Unclassified

0001AA      FIRST ARTICLE  TEST REPORT                                              1         EA       $ **NSP **    $ ** NSP **
                                                                                                       ----------    -----------

            Packaging and Marking

            Inspection and Acceptance
            INSPECTION: Origin      ACCEPTANCE: Origin

            Deliveries or Performance
            DOC                    SUPPL
            REL CD      MILSTRIP   ADDR      SIG CD     MARK FOR      TP CD
             001                                                        3

            DEL PEL CD            QUANTITY                    DEL DATE
               001                   1                      29-AUG 2001

            FOB POINT: Origin

            SHIP TO: PARCEL POST ADDRESS
            (W52P1J) XR   WOKB USA MAC ROCK ISL  ARSENAL
                        CONVENTIONAL AHRO WORKING CAP FUNC
                        BLDG 150 BODMAN AVE
                        ROCK ISLAND                 IL 61299.5000

                                  SEE SECTION E

                         (End of narrative F001)

0001AB      PRODUCTION QUANTITY                                                    7000       EA       $  29.49000   $ 206,789.20
                                                                                                       -----------   ------------
            CLIN CONTRACT TYPE:
                 Firm-Fixed-price
            NOUN: H74 SIHULATOR
            FROM: F12A0H2EM2  PRON AMD: 03   ACRN: AA
            AMS CD: 080011

            Packaging and Marking

            Inspection and Acceptance
            INSPECTION: Origin      ACCEPTANCE: Origin

            Deliveries or Performance

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 6 OF 29
CONTINUATION SHEET                                                     REPRINT
                            PIIN/SIIN DAAA09-01-C-0029   MOD/AMD

NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS

 ITEM NO                               SUPPLIES/SERVICES                          QUANTITY   UNIT  UNIT PRICE      AMOUNT
----------     -----------------------------------------------------------------  --------   ----  ----------  -------------
               DOC                     SUPPL

               REL CD    MILSTRIP        ADDN       SIG CD      MARK FOR   TP CD
                 001   FW 202670062051A  W67G33     J                      I

               DEL HEL CD             QUANTITY                DEL DATE
                   001                 7,060                30-OCT-2003

               FOR POINT: ORIGIN

               SHIP TO: PARCEL POST ADDRESS
               (W67G23  XR WOMM USA OSC DEPOT TOOELE
                        TOOELE ARMY DEPOT
                        TOOELE                               UT 84074-5003

0001AC         PRODUCTION QUANTITY                                                  10000     EA   $ 29,49000  $  294,900.00
                                                                                                   ----------  -------------
               CLIN CONTRACT   TYPE
                   Firm Fixed Price
               NOUN: H24 SIMULATOR
               PROG: F12A0R17M2           PRON AMD: 07          ACRN: AA
               ANS CD: 060011

               PACKAGING AND MARKING

               INSPECTION AND ACCEPTANCE
               INSPECTION: ORIGIN      ACCEPTANCE: ORIGIN

               DELIVERING OR PERFORMANCE
               DOC                     SUPPL

               REL CD    MILSTRIP        ADDR       SIG CD      MARK FOR   TP CD
                 001   N490667042002HA   [ILLEGIBLE]   J                     3

               DEL REL CD                    QUANTITY                DEL DATE
                  001                         10,000               30-OCT-2003

               FOR POINT: ORIGIN

               SHIP TO: PARCEL POST ADDRESS
               (WS3XHD)  SU W302 HAC CRANE ARMY AMMO ACT
                         WHOLESALE SUPPLY ACCOUNT
                         SLDG 13 300 HWY 361
                         CRANE                                    IN 47522-5099